UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2006

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26529	22-3407945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Willowbrook Boulevard, Wayne, NJ	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 837-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 16, 2006, Audible, Inc. (“Audible” or the “Company”) announced its financial results for the fiscal year and fiscal quarter ended December 31, 2006 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the Exhibit attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Measures

Management believes that free cash flow is a useful measure of liquidity because it includes cash provided by operating activities as well as the impact of cash used for investment in property and equipment. However, this non-GAAP measure should be considered in addition to, not as a substitute for, or superior to, net cash provided by (used in) operating activities, or other financial measures prepared in accordance with GAAP. A reconciliation to the GAAP equivalents of this non-GAAP measure is contained in tabular form on the attached unaudited financial statements.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Andrew P. Kaplan, the Chief Financial Officer and a Director of the Company, notified the Company’s Board of Directors that he will transition to a new leadership role within the company, focusing on Audible’s growing international businesses. Mr. Kaplan will remain in his current capacity while the Board conducts a search for a successor. Mr. Kaplan will remain on the Board of Directors, but he will not stand for re-election to the Board at the Company’s 2006 Annual Meeting of Stockholders.

ITEM 8.01 OTHER EVENTS

On February 16, 2006, announced that its Board of Directors adopted a program to repurchase shares of Audible’s common stock up to $25 million.  Audible plans to repurchase shares at times and prices considered appropriate by the company and with its own cash resources, in the open market or in privately negotiated transactions, subject to market conditions. This program does not obligate Audible to acquire any particular amount of shares of common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits:

    99.1 Press Release dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2006	Audible, Inc. /s/ Andrew P. Kaplan
Title: Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release dated February 16, 2006.